UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2014

CANNABIS KINETICS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-179390	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

3240 W 71st Ave, Unit 5

Westminster CO 80030

 (Address of Principal Executive Offices, Zip Code)

(720)-319-5602

 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2014, Cannabis Kinetics Corp. (the “Company”) borrowed $75,000 from Glamis Capital SA (the "Lender"), pursuant to the terms of a promissory note (the “Note”) and a Note Purchase Agreement. The Note provides that the Company can borrow up to an aggregate of $1,500,000 from the Lender until January 30, 2015, upon at least three (3) business days' prior written notice to the Lender, any amount in increments of up to $350,000. Interest accrues on the outstanding principal amount at the rate of 8% and is payable quarterly beginning August 15, 2015. Principal and all accrued interest thereon is due and payable on the earlier to occur of: (i) January 30, 2016; (ii) an issuance by the Company or an acquisition of voting securities of the Company of 30% or more of the then outstanding shares or the combined voting power of the Company’s then outstanding voting securities; (iii) the individuals who are currently members of the Board of Directors of the Company cease for any reason to constitute at least two-thirds of the members of the Board; (iv) a merger, consolidation or other business combination with or into another company; or (v) the sale or other disposition of all or substantially all of the assets of the Company.

For all the terms and conditions of the Note and the Note Purchase Agreement, reference is hereby made to such agreements annexed hereto as Exhibit 10.9 and 10.10, respectively. All statements made herein concerning the note are qualified by reference to said Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 The information contained in Item 1.01 of this Current Report is incorporated by reference in this Section 2.03.

Item 8.01 Other Events.

On December 8, 2014, the Company submitted documentation with FINRA and the Secretary of State of the State of Nevada to effectuate a name change of the Company to “Monarch America, Inc.” and a three for one forward stock split. The Company hopes that such corporate transactions will be declared effective on or about December 18, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.9	Promissory Note dated as of December 5, 2014 by Cannabis Kinetics Corp. in favor of Glamis Capital SA
10.10	Note Purchase Agreement dated as of December 5, 2014 by Cannabis Kinetics Corp. and Glamis Capital SA

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS KINETICS CORP.

Date: December 12, 2014	By:	/s/ Eric Hagen
	Name:	Eric Hagen
	Title:	President and Chief Executive Officer